U.S. TREASURY RESERVES PORTFOLIO
PORTFOLIO OF INVESTMENTS                                       February 29, 2000
(Unaudited)


                                     PRINCIPAL
                                      AMOUNT
ISSUER                            (000'S OMITTED)       VALUE
--------------------------------------------------------------------------------
U.S. TREASURY BILLS--99.9%
--------------------------------------------------------------------------------
United States Treasury Bill,
due 3/23/00                           $177,730     $ 177,151,078
United States Treasury Bill,
due 3/30/00                            236,017       235,029,871
United States Treasury Bill,
due 4/06/00                            165,047       164,177,781
United States Treasury Bill,
due 4/13/00                            150,000       149,060,122
United States Treasury Bill,
due 4/27/00                             20,437        20,252,575
United States Treasury Bill,
due 5/11/00                             25,000        24,728,819
United States Treasury Bill,
due 5/15/00                             50,000        50,053,406
United States Treasury Bill,
due 5/18/00                            307,213       303,551,493
United States Treasury Bill,
due 5/25/00                            100,000        98,669,514
                                                  --------------
TOTAL INVESTMENTS,
  AT AMORTIZED COST                       99.9%   $1,222,674,659
OTHER ASSETS,
  LESS LIABILITIES                         0.1%          866,321
                                          ----    --------------

NET ASSETS                               100.0%   $1,223,540,980
                                         =====    ==============

 See notes to financial statements

U.S. TREASURY RESERVES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 29, 2000 (Unaudited)
================================================================================
ASSETS:
Investments, at amortized cost (Note 1A)                          $1,222,674,659
Cash                                                                         795
Interest receivable                                                      936,985
--------------------------------------------------------------------------------
  Total assets                                                     1,223,612,439
--------------------------------------------------------------------------------
LIABILITIES:
Payable to affiliate - Investment advisory fees (Note 2A)                 24,659
Accrued expenses and other liabilities                                    46,800
--------------------------------------------------------------------------------
  Total liabilities                                                       71,459
--------------------------------------------------------------------------------
NET ASSETS                                                        $1,223,540,980
================================================================================
REPRESENTED BY:
Paid-in capital for beneficial interests                          $1,223,540,980
================================================================================


U.S. TREASURY RESERVES PORTFOLIO
STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 29, 2000 (Unaudited)
================================================================================
INVESTMENT INCOME (Note 1B)                                          $30,465,756

EXPENSES:
Investment Advisory fees (Note 2A)                    $   899,841
Administrative fees (Note 2B)                             299,947
Custody and fund accounting fees                          147,100
Legal fees                                                 31,960
Audit fees                                                 11,300
Trustees' fees                                              7,469
Miscellaneous                                              22,808
--------------------------------------------------------------------------------
  Total expenses                                        1,420,425
Less aggregate amounts waived by Investment Adviser
  and Administrator (Notes 2A and 2B)                    (820,411)
Less fees paid  indirectly  (Note 1D)                         (10)
--------------------------------------------------------------------------------
  Net expenses                                                           600,004
--------------------------------------------------------------------------------
Net investment income                                                $29,865,752
================================================================================

See notes to financial statements

U.S. TREASURY RESERVES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                SIX MONTHS ENDED
                                               FEBRUARY 29, 2000    YEAR ENDED
                                                  (Unaudited)    AUGUST 31, 1999
================================================================================
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                         $    29,865,752   $    40,398,488
--------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Proceeds from contributions                     2,663,317,942     3,426,724,559
Value of withdrawals                           (2,658,269,225)   (3,190,341,131)
--------------------------------------------------------------------------------
Net increase in net assets from capital
  transactions                                      5,048,717       236,383,428
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                         34,914,469       276,781,916
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                             1,188,626,511       911,844,595
--------------------------------------------------------------------------------
End of period                                 $ 1,223,540,980   $ 1,188,626,511
================================================================================


U.S. TREASURY RESERVES PORTFOLIO
FINANCIAL HIGHLIGHTS

                             SIX MONTHS ENDED                  YEAR ENDED AUGUST 31,
                            FEBRUARY 29, 2000 ---------------------------------------------------------
                               (Unaudited)         1999        1998       1997      1996        1995
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000's omitted)                 $1,223,541      $1,188,627   $911,845   $907,910   $767,804  $832,258
Ratio of expenses to
  average net assets                    0.10%*          0.10%      0.10%      0.10%      0.10%     0.10%
Ratio of net investment income
  to average net assets                 4.96%*          4.55%      5.14%      5.15%      5.20%     5.36%
=======================================================================================================

Note: If the agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated and the expenses were not reduced for fees paid indirectly for the years after August 31, 1995, the ratios would have been as follows:

RATIOS:
Expenses to average net assets          0.24%*          0.23%      0.23%      0.24%      0.25%     0.25%
Net investment income to
  average net assets                    4.82%*          4.42%      5.01%      5.01%      5.05%     5.21%
=======================================================================================================

*  Annualized

See notes to financial statements

U.S. TREASURY RESERVES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES U.S. Treasury Reserves Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. CFBDS, Inc ("CFBDS"), acts as the Portfolio's Administrator. Citibank N.A. ("Citibank") acts as the Investment Adviser. Citibank is a wholly-owned subsidiary of Citigroup Inc.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The significant accounting policies consistently followed by the Portfolio are as follows:

   A. Valuation of Investments Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Portfolio's use of amortized cost is subject to the Portfolio's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

   B. Investment Income and Expenses Investment income consists of interest accrued and discount earned (including both original issue and market discount), adjusted for amortization of premium, on the investments of the Portfolio, accrued ratably to the date of maturity, plus or minus net realized gain or loss, if any, on investments. Expenses of the Portfolio are accrued daily.

   C. Federal Income Taxes The Portfolio's policy is to comply with the applicable provisions of the Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

   D. Fees Paid Indirectly The Portfolio's custodian calculates its fees based on the Portfolio's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

   E. Other Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

2. INVESTMENT ADVISORY FEES AND ADMINISTRATIVE FEES

   A. Investment Advisory Fee The Investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $899,841 of which $520,464 was voluntarily waived for the six months ended February 29, 2000. The investment advisory fee is computed at an annual rate of 0.15% of the Portfolio's average daily net assets.

U.S. TREASURY RESERVES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

   B. Administrative Fees Under the terms of an Administrative Services Agreement, the administrative fee paid to the Administrator, as compensation for overall administrative services and general office facilities, is accrued daily and paid monthly at the annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $299,947, all of which was contractually waived for the six months ended February 29, 2000. The contractual fee waivers terminate on December 31, 2000. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Administrator or its affiliates.

3. INVESTMENT TRANSACTIONS Purchases, maturities and sales of U.S. Treasury obligations, aggregated $5,191,970,429 and $5,156,117,240, respectively, for the six months ended February 29, 2000.

4. LINE OF CREDIT The Portfolio, along with other CitiFunds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $75 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the six months ended February 29, 2000, the commitment fee allocated to the Portfolio was $1,815. Since the line of credit was established, there have been no borrowings.




16